Exhibit 99.2

P.F. CHANG'S CHINA BISTRO, INC.

7676 E. Pinnacle Peak Road | Scottsdale, Arizona | 85255

May 1, 2012

Team:

I am happy to inform you of a significant and positive development for all of us in the P.F. Chang's family. Today we announced that our Board of Directors has approved an agreement with Centerbridge Partners, L.P., under which Centerbridge will acquire P.F. Chang's China Bistro, Inc. in a transaction valued at approximately $1.1 billion. As a result of the transaction, Centerbridge will acquire all of the outstanding shares of P.F. Chang's common stock for $51.50 in cash and we will become a private company. This represents a premium of approximately 30% over the average closing share price of our common stock over the past 30 days.

By way of background, Centerbridge is a leading private investment firm with extensive experience in the hospitality industry, including the restaurant sector, and has a history of working with companies and their management teams to help them achieve their operating and financial objectives.

We are excited about this transaction with Centerbridge, as it recognizes the value of our highly respected brands, while providing our stockholders with an immediate and substantial cash premium for their investment. Centerbridge's premium offer for our company represents an endorsement of the progress we are making in carrying out our strategic goals. Centerbridge has great respect for our company, shares our confidence in our future, and is committed to our pillars of growth: Bistro, Pei Wei, True Food Kitchen and Global Brands.

We look forward to working with Centerbridge, whose proven track record as an investor, together with its financial and restaurant operations experience, will serve to further strengthen the company and our growing Bistro, Pei Wei, True Food Kitchen, and Global Brands businesses. Centerbridge understands our industry and our business well. We are confident that as a private company, we will have greater flexibility to focus on our long-term strategic plan of elevating our guest experience, enhancing our value proposition, growing traffic, and improving the profitability of our brands.

In general, today's announcement should have little effect on day-to-day responsibilities or how we conduct business. Our company has and will continue to benefit from fresh thinking at each stage of our growth. We look forward to the opportunity to gain the expertise and perspective that Centerbridge will offer us.

I realize that you likely have questions about what this announcement means for you; however, it is important to keep in mind that we are at the early stages of this process and there is a lot of work ahead of us. As details and decisions are finalized, more of your questions will be answered over time. Attached is a list of “frequently asked questions” regarding this announcement, which should answer some initial questions you may have.

We expect the transaction to close no later than the end of the third quarter of 2012, and we will do our best to update you with additional information on our progress as events warrant. In the meantime, please remain focused on performing effectively and providing our guests with the same high quality food, great service, and experience that they expect.

It is likely that today's news may lead to increased interest in our company and you may be contacted by members of the media, investors, or the general public regarding this transaction. Consistent with our policy, it is important that we speak with one voice on this matter and only the company's authorized spokespeople should respond to external inquiries. Please forward all inquiries you receive to Allison Schulder, Director of Investor Relations and Corporate Compliance, at (480) 888-3000 or allison.schulder@pfcb.com. In addition, in keeping with Company policy, you are reminded not to initiate discussions with any external third parties regarding the transaction.

I want all of you to know how much I value the work you do and how much I appreciate your contributions in making this company successful. Centerbridge's interest in us has as much to do with all of you as it does with our great brands.

Thank you for your continued support and dedication to our great company.

Sincerely,

/s/ Rick Federico

Rick Federico
Chairman and Chief Executive Officer

Forward Looking Statements
This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of the Company and members of its senior management team. Forward-looking statements include, without limitation, statements regarding business combinations and similar transactions, prospective performance and opportunities and the outlook for the Company's businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company's control; transaction costs; actual or contingent liabilities. In addition, the Company's actual performance and financial results may differ materially from those currently anticipated due to a number of risk and uncertainties, including, but not limited to, failure of the Company's existing or new restaurants to achieve expected results; damage to the Company's brands or reputation; inability to successfully expand the Company's operations; changes in general economic conditions and dependence on sales concentrated in certain geographic areas; intense competition in the restaurant industry; changes in government legislation that may increase labor costs; litigation; adverse public or medical opinions about the health effects of consuming the Company's products; failure to comply with governmental regulations; changes in food costs; the inability to retain key personnel; federal and state tax rules could negatively impact results of operations and financial position; fluctuating insurance requirements and costs; seasonality of the Company's business; adverse impact if information technology and computer systems do not perform properly. More detailed information about the Company and the risk factors that may affect the realization of any forward-looking statements is set forth in the Company's filings with the SEC, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, as well as the tender offer documents to be filed by Wok Acquisition Corp. (the “Purchaser”) and the solicitation/recommendation statement to be filed by the Company. All of the materials related to the offer (and all other offer documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors
The tender offer described in this press release has not yet commenced. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company common stock will be made pursuant to an offer to purchase and related materials that the Purchaser intends to file with the SEC. At the time the offer is commenced, the Purchaser will file a tender offer statement on Schedule TO with the SEC, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available at Centerbridge's offices at 375 Park Avenue, 12th Floor, New York, NY 10152, telephone number (212) 672-5000. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com.

Additional Information about the Merger and Where to Find It
In connection with the proposed transaction, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of an Agreement and Plan of Merger by and among the Company, Wok Parent LLC, a Delaware limited liability company, and the Purchaser, Wok Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Wok Parent LLC. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. After the Company's filing thereof, investors and stockholders will also be able to obtain free copies of the proxy statement from the Company by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER.

The Company and its respective directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction.

Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company's executive officers and directors in the solicitation by reading the Company's proxy statement for its 2012 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended January 1, 2012, and the proxy statement and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available. Information concerning the interests of the Company's potential participants, which may, in some cases, be different than those of the Company's stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.